                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                AMENDMENT NO. 2

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 8, 2000


                            MetaCreations Corporation
               (Exact Name of Registrant as Specified in Charter)


                Delaware                      0-27168             95-4102687
         (State or Other Juris-           (Commission File      (IRS Employer
       diction of Incorporation)              Number)        Identification No.)

    498 Seventh Avenue, New York, NY                                10018
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code # (212) 201-0800


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

MetaCreations Corporation (the "Registrant"), hereby files this Amendment No. 2 to its Current Report on Form 8-K, filed with the Commission on September 25, 2000, and supplies financial information on Viewpoint Digital, Inc.
("Viewpoint Digital") and pro forma financial information reflecting the Registrant's acquisition of Viewpoint Digital on September 8, 2000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired:

         The financial statements of Viewpoint Digital required to be set forth herein are incorporated by reference to the Registrant's Definitive 14A, filed with the Commission on October, 31, 2000.

(b)      Pro Forma Financial Information:

         The pro forma financial statements of the Registrant required to be set forth herein are attached hereto as Annex A and are incorporated by reference.

(c)      Exhibits:

Exhibit           Description

2.1 Stock Purchase Agreement, dated as of August 23, 2000, by and between MetaCreations Corporation and Computer Associates International Inc.*

2.2 Promissory Note, dated as of September 8, 2000, in the principle amount of $15,000,000 between MetaCreations Corporation, as the Obligor, and Computer Associates International, Inc., as the Payee.**

2.3 Promissory Note, dated as of September 8, 2000, in the principle amount of $15,000,000 between MetaCreations Corporation, as the Obligor, and Computer Associates International, Inc., as the Payee.**

* Previously filed as an exhibit to the Current Report on Form 8-K.

** Previously filed as an exhibit to Amendment No. 1 to the Current Report on Form 8-K.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        METACREATIONS CORPORATION



Date:  November 20, 2000                 By:  /s/ Robert E. Rice
                                           ------------------------------
                                           Name:  Robert E. Rice
                                           Title: Chief Executive Officer

                                  EXHIBIT INDEX


                  The following exhibits are filed herewith.

Exhibit                    Description

2.1 Stock Purchase Agreement, dated as of August 23, 2000, by and between MetaCreations Corporation and Computer Associates International, Inc.*

2.2 Promissory Note, dated as of September 8, 2000, in the principle amount of $15,000,000 between MetaCreations Corporation, as the Obligor, and Computer Associates International, Inc., as the Payee.**

2.3 Promissory Note, dated as of September 8, 2000, in the principle amount of $15,000,000 between MetaCreations Corporation, as the Obligor, and Computer Associates International, Inc., as the Payee.**

 * Previously filed as an exhibit to the Current Report on Form 8-K.

** Previously filed as an exhibit to Amendment No. 1 to the Current Report on Form 8-K.

                   Item 7(b) Pro Forma Financial Information


       UNAUDITED PRO FORMA CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

The Unaudited Pro Forma Consolidated and Combined Balance Sheet as of June 30, 2000, gives effect to the Acquisition of Viewpoint Digital, Inc. ("Viewpoint Digital"), as if the transaction had occurred on that date. The Unaudited Pro Forma Consolidated and Combined Statement of Operations for the six months ended June 30, 2000 and for the year ended December 31, 1999, give effect to the Acquisition of Viewpoint Digital, as if the transaction had occurred on January 1, 1999.

The Unaudited Pro Forma Consolidated and Combined Financial Statements have been derived from, and should be read in conjunction with, (a) the historical financial statements, including the notes thereto, of MetaCreations Corporation (the "Company"), whose financial statements are included in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, and its Annual Report on Form 10-K/A for the year ended December 31, 1999, and (b) the historical financial statements of Viewpoint Digital whose consolidated financial statements are included in the Company's Definitive Proxy Statement on Form DEF 14A, dated October 31, 2000.

The Pro Forma Consolidated and Combined Financial Statements are presented for informational purposes only and are not necessarily indicative of the financial position or results of operations that would have occurred had the acquisition been consummated as of the dates indicated or of the future financial position or future results of operations of the Company.

On September 8, 2000, the Company purchased all the outstanding capital stock of Viewpoint Digital, a wholly-owned subsidiary of Computer Associates International, Inc. ("Computer Associates"). Viewpoint Digital publishes what the Company believes to be the worlds largest library of 3D digital content and provides creative 3D services for entertainment, advertising, visual simulation, computer based training and corporate communications applications. The purchase price of $19,151,000, excluding contingent consideration of $30,000,000 in notes payable, consists of 715,000 shares valued at $8,938,000, cash consideration of $10,000,000 and $213,000 in direct acquisition costs. The purchase price in excess of the fair value of net tangible assets assumed of $2,203,000, has been allocated as follows: $3,253,000 to a covenant not to compete, $3,180,000 to work force, $1,558,000 to technology, $1,203,000 to customer list, $963,000 to in-process research and development, $643,000 to trade name and $6,148,000 to goodwill. Goodwill and other intangibles, excluding in-process research and development, will be amortized over their expected periods of benefit, which range from one and a half to four years. In-process research and development was written off immediately. The acquisition was accounted for as a purchase business combination for accounting purposes.

The stock purchase agreement entered into for Viewpoint Digital requires the payment of additional consideration contingent upon the achievement of certain levels of future operating results (excluding amortization of goodwill and other intangible assets) and employee retention, through 2002. The contingent consideration consists of two promissory notes each in the amount of $15,000,000. Payments under the promissory notes, if any, will increase goodwill and other intangibles. The pro forma analysis for this acquisition excludes the impact of the $30,000,000 of contingent consideration.

                           METACREATIONS CORPORATION
          UNAUDITED PRO FORMA CONSOLIDATED AND COMBINED BALANCE SHEET
                              AS OF JUNE 30, 2000
                                (IN THOUSANDS)

                                                                                           Pro Forma
                                                                                        Adjustments for
                                                                        Viewpoint        Acquisition of       MetaCreations
                                                 MetaCreations         Digital,Inc.         Viewpoint           Pro Forma
                                                   Historical           Historical        Digital, Inc.         Combined
                                                 -------------         ------------       --------------      -------------
ASSETS
Current Assets:
  Cash and cash equivalents                        $  20,510             $     65           $ (10,000)   A       $ 10,575
  Short-term investments                              18,073                  -                   -                18,073
  Accounts receivable, net                                 7                1,375                 -                 1,382
  Prepaid expenses                                       266                  -                   -                   266
  Current assets of discontinued operations           10,328                  -                   -                10,328
                                                   ---------             --------           ---------            --------
    Total current assets                              49,184                1,440             (10,000)             40,624
                                                   ---------             --------           ---------            --------

Goodwill and other intangibles                            75               29,495              15,985    A         16,060
                                                                                              (29,495)   B
Property and equipment, net                            2,433                1,577                 -                 4,010
Other assets                                             173                  -                   -                   173
Non-current assets of discontinued operations            157                  -                   -                   157
                                                   ---------             --------           ---------            --------
    Total assets                                   $  52,022             $ 32,512           $ (23,510)           $ 61,024
                                                   =========             ========           =========            ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                  $  1,722             $    814            $    -              $  2,536
  Accrued expenses                                     1,584                  -                   213    A          1,797
  Current liabilities of discontinued operations         968                  -                   -                   968
  Provision for loss on disposal of
    discontinued operations                              211                  -                   -                   211
                                                   ---------             --------           ---------            --------
    Total current liabilities                          4,485                  814                 213               5,512

Other liabilities                                        -                  4,094              (4,094)   C            -
Deferred tax liabilities                                 -                  1,049              (1,049)   D            -
Mandatorily redeemable convertible
    preferred stock of subsidiary                     15,574                  -                   -                15,574
Minority interest                                     10,399                  -                   -                10,399

Stockholders' equity:
  Preferred stock                                        -                    -                   -                   -
  Common stock                                            28                  -                     1    A             29
  Paid-in capital                                    133,232               42,865               8,937    A        142,169
                                                                                              (42,865)   E
  Notes receivable from related parties               (4,967)                 -                   -                (4,967)
  Deferred compensation                               (1,540)                 -                   -                (1,540)
  Accumulated deficit                               (105,189)             (16,310)             16,310    E       (106,152)
                                                                                                 (963)   A
                                                   ---------             --------           ---------            ---------
    Total stockholders' equity                        21,564               26,555             (18,580)             29,539
                                                   ---------             --------           ---------            --------
    Total liabilities and stockholders' equity     $  52,022             $ 32,512           $ (23,510)           $ 61,024
                                                   =========             ========           =========            ========


                          METACREATIONS CORPORATION
                UNAUDITED PRO FORMA CONSOLIDATED AND COMBINED
        STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2000
                    (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                            Pro Forma
                                                                                         Adjustments for
                                                                        Viewpoint         Acquisition of      MetaCreations
                                                 MetaCreations         Digital,Inc.          Viewpoint          Pro Forma
                                                   Historical           Historical         Digital, Inc.         Combined
                                                 -------------         ------------       ---------------     -------------
Net revenues                                       $     317             $  3,623           $       -            $   3,940
Cost of revenues                                           -                1,509                   -                1,509
                                                   ---------             --------           -----------          ---------
    Gross profit                                         317                2,114                   -                2,431
                                                   ---------             --------           -----------          ---------

Operating expenses:
  Sales and marketing                                 10,114                1,642                   -               11,756
  Research and development                             2,027                  575                   -                2,602
  General and administrative                           2,008                  997                   -                3,005
  Amortization of goodwill and other intangibles          75                3,239                 2,959   F          3,034
                                                                                                 (3,239)  B
  Stock-based compensation                             7,003                  -                     -                7,003
                                                   ---------             --------           -----------          ---------
    Total operating expenses                          21,227                6,453                  (280)            27,400
                                                   ---------             --------           -----------          ---------

Loss from operations                                 (20,910)              (4,339)                  280            (24,969)
Other income                                             987                  -                     -                  987
                                                   ---------             --------           -----------          ---------

Loss before benefit for income taxes                 (19,923)              (4,339)                  280            (23,982)
Benefit for income taxes                                 -                   (791)                  791   G           -
                                                   ---------             --------           -----------          ---------

Loss before minority interest                        (19,923)              (3,548)                 (511)           (23,982)
Minority interest in loss of subsidiary                3,327                  -                     -                3,327
                                                   ---------             --------           -----------          ---------

Net loss from continuing operations                $ (16,596)            $ (3,548)          $      (511)         $ (20,655)
                                                   =========             ========           ===========          =========


Net loss per common share from continuing
    operations - basic and diluted                 $   (0.61)                                                    $   (0.74)
                                                   =========                                                     =========

Weighted average number of shares
    outstanding - basic and diluted                   27,216                                        715   A         27,931
                                                   =========                                ===========          =========


                          METACREATIONS CORPORATION
                UNAUDITED PRO FORMA CONSOLIDATED AND COMBINED
         STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
                    (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                            Pro Forma
                                                                                         Adjustments for
                                                   Viewpoint          Acquisition of      MetaCreations
                                                 Metacreations        Digital, Inc.         Viewpoint           Pro Forma
                                                  Historical            Historical         Digital, Inc.         Combined
                                                 -------------          -------------      -------------       ------------
Net revenues                                       $   3,093              $  8,284           $      --            $  11,377

Cost of revenues                                          --                 3,187                  --                3,187
                                                   ---------              --------            ---------           ---------
    Gross profit                                       3,093                 5,097                  --                8,190

Operating expenses:
  Sales and marketing                                  2,567                 3,230                  --                5,797
  Research and development                             2,816                 1,250                  --                4,066
  General and administrative                           3,913                 2,832                  --                6,745
  Amortization of goodwill and other intangibles         152                 6,478                5,917  F            6,069
                                                                                                 (6,478) B
  Stock-based compensation                             6,081                   --                    --               6,081
                                                    ---------             --------            ---------           ---------
    Total operating expenses                          15,529                13,790                 (561)             28,758
                                                    ---------             --------            ---------           ---------

Loss from operations                                 (12,436)               (8,693)                 561             (20,568)
Other income                                           2,286                   --                   --                2,286
                                                    ---------             --------            ---------           ---------
Loss before provision (benefit)
  for income taxes                                   (10,150)               (8,693)                 561             (18,282)
Provision (benefit) for income taxes                   5,481                (2,121)               2,121 G             5,481
                                                    ---------             --------            ---------           ---------

Loss before minority interest                        (15,631)               (6,572)              (1,560)            (23,763)
Minority interest in loss of subsidiary                1,048                   --                   --                1,048
                                                    ---------             --------            ---------           ---------

Net loss from continuing operations                $ (14,583)             $ (6,572)           $  (1,560)          $ (22,715)
                                                   =========              ========            =========           =========

Net loss per common share from continuing
  operations-basic and diluted                     $   (0.59)                                                     $   (0.90)
                                                   =========                                                      =========

Weighted average number of shares
  outstanding-basic and diluted                    $  24,581                                  $     715 A         $  25,296
                                                   =========                                  =========           =========


                           METACREATIONS CORPORATION

             NOTES TO UNAUDITED PRO FORMA CONSOLIDATED AND COMBINED
                              FINANCIAL STATEMENTS



A. Represents the acquisition of all of the issued and outstanding stock of Viewpoint Digital for consideration consisting of $10,000,000 in cash and the issuance of 715,000 shares of the Company's common stock for total consideration of $19,151,000, inclusive of transaction costs of $213,000. The purchase price in excess of the fair value of net tangible assets assumed of $2,203,000, has been allocated as follows: $3,253,000 to a covenant not to compete, $3,180,000 to work force, $1,558,000 to technology, $1,203,000 to customer list, $963,000 to in-process research and development, $643,000 to trade name and $6,148,000 to goodwill. Goodwill and other intangibles, excluding in-process research and development, will be amortized over their expected periods of benefit, which range from one and a half to four years.

B. Represents the elimination of Viewpoint Digital's historical goodwill and other intangibles and the related amortization expense.

C. Represents the elimination of Viewpoint Digital's historical other liabilities, which consist of an amount due to Computer Associates.

D. Represents the elimination of Viewpoint Digital's historical net deferred tax liabilities, as such liabilities will not be payable by the Company.

E. Represents the elimination of Viewpoint Digital's historical stockholder's equity.

F. To record amortization expense due to $15,985,000 of goodwill and other intangibles generated from the Viewpoint Digital acquisition, assuming amortization periods ranging from one and a half to four years, excluding in-process research and development.

G. Represents the elimination of Viewpoint Digital's historical tax benefits. The benefits would not have been realized on a pro forma basis due to the Company's operating losses.

H. The unaudited pro forma consolidated and combined statements of operations do not include the immediate write off of in-process research and development, since it is considered a non-recurring charge.